Exhibit 99.2

Third Quarter 2021 Conference Call

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Western and Teton Financial Services, the outcome of any legal proceedings that may be instituted against First Western or Teton Financial Services, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Western and Teton Financial Services do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, First Western’s ability to complete the acquisition and integration of Teton Financial Services successfully, and the dilution caused by First Western’s issuance of additional shares of its common stock in connection with the transaction. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2021 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Additional Information about the Acquisition and Where to Find It In connection with the proposed acquisition, First Western filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (Registration No. 333-260078) to register the shares of First Western common stock to be issued to the shareholders of Teton Financial Services. The registration statement includes a proxy statement/prospectus which will be sent to the shareholders of Teton Financial Services seeking their approval of the acquisition and related matters. In addition, First Western may file other relevant documents concerning the proposed acquisition with the SEC. SHAREHOLDERS OF TETON FINANCIAL SERVICES ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST WESTERN, TETON FINANCIAL SERVICES AND THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to First Western Financial, Inc., 1900 16th Street, Suite 1200, Denver CO, 80202 , Attention: Investor Relations (telephone:(877) 505-1281), or by accessing First Western’s website at www.myfw.com under “Investor Relations.” The information on First Western’s website is not, and shall not be deemed to be, a part of this release or incorporated into other filings it makes with the SEC. Participants in the Solicitation First Western, Teton Financial Services, Inc. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Teton Financial Services in connection with the acquisition. Information about the directors and executive officers of First Western is set forth in the proxy statement for First Western’s 2021 annual meeting of shareholders filed with the SEC on April 29, 2021. Additional information regarding the interests of these participants and other persons who may be deemed participants in the acquisition may be obtained by reading the proxy statement/prospectus regarding the acquisition when it becomes available.

3 Overview of 3Q21 Improvement in Key Metrics Earnings Growth and Higher Returns Continued Growth in Private and Commercial Banking Operations ▪ Total loans held for investment, excluding PPP loans, increased 19% annualized from prior quarter ▪ Total deposits increased 6.1% from end of prior quarter, with all of the growth coming in lower-cost categories ▪ Consistent growth in AUM and trust and investment management fees ▪ Non-performing assets represent 0.21% of total assets ▪ History of exceptionally low charge-offs continues Asset Quality Remains Exceptional ▪ Gross revenue(1) up 6.8% from prior quarter ▪ Balance sheet growth driving increased operating leverage with efficiency ratio improving to 65.0% in 3Q21 from 65.4% in 2Q21 ▪ Net interest margin increased to 3.14% in 3Q21 from 3.01% in 2Q21 ▪ Net income available to common shareholders of $6.4 million, up from $6.3 million in 2Q21 ▪ Diluted EPS of $0.78, up from $0.76 in 2Q21 ▪ Return on average assets of 1.27%, up from 1.22% in 2Q21 (1) See Non-GAAP reconciliation

4 Net Income Available to Common Shareholders and Earnings per Share ▪ Net income of $6.4 million, or $0.78 diluted earnings per share, in 3Q21 ▪ Excluding acquisition-related expenses, adjusted diluted earnings per share(1) of $0.81 in 3Q21, up from $0.77 in 2Q21 ▪ Strong profitability results in 4.1% and 4.8% increase in book value per share and tangible book value per share(1), respectively, from 2Q21 ▪ Earnings growth coming from combination of continued organic growth of more mature profit centers, contribution of newer profit centers ramping up, and accretive acquisitions $6,277 $6,417 $9,630 $4,874 $5,999 $6,331 $6,669 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Net Income Adjustments to Net Income (1) $0.76 $0.78 $1.21 $0.61 $0.74 $0.77 $0.81 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Net Income Adjustments to Net Income (1) Net Income Available to Common Shareholders Diluted Earnings per Share (1) See Non-GAAP reconciliation (1) (1)

5 Non-Mortgage Segment Earnings (1) See Non-GAAP reconciliation $0.32 $0.67 $0.73 $0.85 $0.75 $1.61 $0.89 $0.99 $1.00 $1.03 $0.00 $0.50 $1.00 $1.50 $2.00 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Non-Mortgage Segment Consolidated ▪ Non-mortgage segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines ▪ Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment in 2020 and creating sustainable path to higher profitability over long-term ▪ Decline in non-mortgage segment earnings from 2Q21 primarily due to higher non-interest expense including acquisition-related expenses Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share(1)

6 Loan Portfolio ▪ Total loans HFI increased $30.4 million, or 1.9% from prior quarter ▪ Excluding PPP loans, total loans HFI increased $70.9 million, or 19% annualized from prior quarter ▪ Continued strong loan production across multiple areas offsetting payoffs and PPP forgiveness ▪ Cash, Securities and Other portfolio returned to growth as new loan production exceeded PPP forgiveness 3Q 2020 2Q 2021 3Q 2021 Cash, Securities and Other $371,481 $290,907 $293,837 Construction and Development 105,717 127,141 132,141 1-4 Family Residential 446,959 496,101 502,439 Non-Owner Occupied CRE 243,564 324,493 358,369 Owner Occupied CRE 154,138 178,847 167,638 Commercial and Industrial 185,625 155,526 148,959 Total Loans HFI $1,507,484 $1,573,015 $1,603,383 Mortgage loans held-for-sale (HFS) 89,872 48,563 51,309 Total Loans $1,597,356 $1,621,578 $1,654,692 $1.8 $78.9 $5.0 $0.0 $142.1 $201.1 $65.7 $137.5 $133.4 $83.2 $128.1 $122.6 $91.5 $84.4 $48.7 $30.5 $91.4 $40.6 $0 $50 $100 $150 $200 $250 3Q20 4Q20 1Q21 2Q21 3Q21 PPP Production⁽¹⁾ Production Loan Payoffs PPP Forgiveness (in millions) $1,558 $1,644 $1,731 $1,660 $1,648 $1,622 $1,654 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 3Q20 4Q20 1Q21 2Q21 3Q21 2Q21 3Q21 HFI HFS (1) Bank originated (2) Excludes deferred (fees) costs, and amortized premium/(unaccreted discount), net ($ in thousands, as of quarter end) Loan Portfolio Composition(2) Loan Portfolio Details Loan Production & Loan Payoffs Total Loans(2) Average Period End

7 Total Deposits ▪ Total deposits increased $103.2 million from end of prior quarter ▪ Continued strong deposit inflows from new and existing clients ▪ Further improvement in deposit mix with noninterest-bearing deposits increasing to 33.5% of total deposits at 3Q21 from 30.2% at 3Q20 3Q 2020 2Q 2021 3Q 2021 Money market deposit accounts $805,634 $840,073 $905,196 Time deposits 177,391 137,499 137,015 NOW 101,708 141,076 137,833 Savings accounts 5,976 5,299 5,620 Noninterest-bearing accounts 472,963 555,106 596,635 Total Deposits $1,563,672 $1,679,053 $1,782,299 $1,463 $1,577 $1,721 $1,705 $1,723 $1,679 $1,782 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 3Q20 4Q20 1Q21 2Q21 3Q21 2Q21 3Q21 Average Period End ($ in millions) Deposit Portfolio Composition Total Deposits

▪ During 2020, expanded commercial banking team and added construction lending expertise ▪ Increase in commercial banking clients contributing to growth in total loans and low-cost deposits while improving overall diversification ▪ Stronger commercial banking platform complements private banking and expanded mortgage capabilities to create a more valuable franchise with additional catalysts for future growth 8 Commercial Banking Driving Growth $958 $977 $1,213 $1,055 $1,185 $400 $600 $800 $1,000 $1,200 $1,400 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $830 $908 $871 $975 $1,026 $400 $600 $800 $1,000 $1,200 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 (1) Reflects loans to commercial borrowers across all loan categories excludes SBA PPP loan balances due to their short-term nature. (in millions) (in millions) Up 24% Year-Over-Year Up 24% Year-Over-Year Total Commercial Loans(1) Total Commercial Deposits

9 New Offices Ramping Up and Contributing to Organic Growth ▪ New markets identified with large population of target clients ▪ Successfully recruiting experienced talent with deep relationships in new markets ▪ Effectively marketing First Western’s value proposition and cross-selling to expand relationships ▪ Target of 1-2 new offices per year across CO, MT, and WY markets Total Loans (ex. PPP) $48.8 $64.0 $64.1 $87.3 $81.8 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 3Q20 4Q20 1Q21 2Q21 3Q21 Total Deposits $10.8 $41.5 $52.8 $51.2 $60.7 $0.0 $20.0 $40.0 $60.0 $80.0 3Q20 4Q20 1Q21 2Q21 3Q21 AUM $0.0 $0.0 $6.6 $7.8 $8.8 $0.0 $5.0 $10.0 3Q20 4Q20 1Q21 2Q21 3Q21 Aggregate Balances of Three Offices Opened Since Mid-2019 (Vail Valley, Broomfield and Lone Tree) ($ in millions)

10 Trust and Investment Management ▪ Total assets under management increased $143.8 million from June 30, 2021 to $6.91 billion at September 30, 2021 ▪ The increase in asset balances were driven by both account additions and new account growth as well as the continued improvement in market valuations $6,131 $6,255 $6,486 $6,762 $6,906 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter end) Total Assets Under Management

(1) All numbers represented do not include the impact of taxes (2) The deferred loan origination expenses are recorded in non-interest expenses (Salaries and Benefits) and amortized through net interest income (3) Includes $1.6 million in SBA fee income less $0.4 million of deferred loan origination expense Paycheck Protection Program Overview Impact on 3Q21 Financials (1) ($ in Millions) Net Interest Income Amortization of SBA fee income and deferred loan origination expense (2) $0.9 Interest income from PPP loans, less PPPLF funding cost $0.2 Net Interest Income $1.1 Net Interest Margin Impact 9 bps ($ in Millions) As of 9/30/21 Total Loans (existing PPP) $61.9 Total Loans Forgiven $217.2 PPPLF advances $43.6 Remaining Fees to be Recognized Pre-Tax(3) $1.2 11

(1) See Non-GAAP reconciliation (2) Gross Revenue for Capital Management includes amounts for the fourth quarter of 2020 through the completion of the sale of the LA Fixed Income Team on November 16, 2020. Financial results after that date for the unsold portion are presented in Wealth Management. 12 Gross Revenue ▪ Gross revenue(1) increased 6.8% from 2Q21 ▪ Increase in net interest income and all non-interest income generating areas compared to 2Q21 ➢ Net interest income up 4.4% ➢ Trust and investment management fees up 3.2% ➢ Net gain on mortgage loans up 14.5% ➢ Bank fees up 16.2% ➢ Risk management and insurance fees up 226% Non-interest Income $10,495 Net Interest Income $14,846 41.4% 58.6% $31.0 $23.4 $23.7 $23.7 $25.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q3 2020 Q4 2020⁽²⁾ Q1 2021 Q2 2021 Q3 2021 Wealth Management Capital Management Mortgage (in millions) 3Q21 Gross Revenue(1) Gross Revenue(1)

13 Net Interest Income and Net Interest Margin ▪ Net interest income increased 4.4% from 2Q21, primarily due to an increase in average loan balances and a higher net interest margin, partially offset by lower PPP fees ▪ Net interest margin, including PPP and purchase accretion, increased 13 bps to 3.14% ▪ Net interest margin, excluding PPP and purchase accretion(1), increased 18 bps to 3.06%, primarily due to a favorable shift in the mix of earning assets ▪ Net interest margin expected to decline slightly in 4Q21 $12,918 $13,457 $13,053 $14,223 $14,846 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 3.07% 3.07% 2.88% 2.88% 3.06% 3.23% 3.10% 2.90% 3.01% 3.14% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Net Interest Margin Adjusted Net Interest Margin (1) (1) (1) (in thousands) (1) See Non-GAAP reconciliation Net Interest Income Net Interest Margin (1) (1)

14 Non-Interest Income ▪ Non-interest income increased 10.5% from 2Q21 ▪ Trust and investment management fees up 3.2% from 2Q21, and up 7% over 3Q20, despite loss of approximately $0.4 million in fees per quarter related to LA Fixed Income Team sold in 4Q20 ▪ Increase in net gain on mortgage loans primarily due to higher refinancing volumes $18,032 $9,954 $10,615 $9,498 $10,495 $0 $5,000 $10,000 $15,000 $20,000 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Other $4,814 $4,868 $4,847 $5,009 $5,167 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 $5,200 $5,400 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 (in thousands) (in thousands) Total Non-Interest Income Trust and Investment Management Fees

15 Mortgage Operations ▪ Mortgage locks up 4% from prior quarter primarily reflects increase in seasonal purchases ▪ Refi/Purchase mix of 39/61% in 3Q21 compared to 49/51% in 2Q21 and 67/33% in 4Q20 ▪ Profit margin improved due to increased volume and expense reductions in mortgage operations $376.3 $414.5 $490.8 $319.7 $256.1 $41.9 $32.4 $33.9 $41.2 $36.5 $0 $100 $200 $300 $400 $500 $600 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Originations for Sale Originations for Porfolio $718.8 $376.6 $359.4 $268.2 $279.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 (in millions) $10.2 $1.7 $2.1 $1.2 $2.3 $12.3 $4.3 $5.2 $3.9 $4.5 83% 40% 41% 31% 50% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Net Income Revenue Profit Margin (in millions) Mortgage Originations Mortgage Details Net Income, Revenue and Profit Margin Mortgage Loan Locks

16 Non-Interest Expense and Efficiency Ratio ▪ Non-interest expense increased 6.1% from 2Q21 ▪ 3Q21 included approximately $0.3 million of acquisition-related expense ▪ Higher salaries and employee benefits expense due to increased bonus accruals resulting from strong loan and deposit production and an increase in insurance benefits costs ▪ Revenue growth exceeded expense growth and drove improvement in efficiency ratio(1) to 65.0% $70 $332 $16,632 $15,614 $15,629 $15,451 $16,137 $0 $5,000 $10,000 $15,000 $20,000 $25,000 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Non-Interest Expense Adjustments to Non-Interest Expense (1) (1) 53.4% 66.6% 66.0% 65.4% 65.0% 0% 20% 40% 60% 80% 100% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 (1) See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1)

17 Asset Quality ▪ Stable asset quality across the portfolio ▪ Immaterial net charge-offs again in the quarter ▪ $0.4 million provision for loan losses related to growth in total loans ▪ Non-performing assets increased by $1.2 million due to one commercial loan placed on non-accrual during the quarter ▪ ALL/Adjusted Total Loans(1) decreased to 0.91% in 3Q21 from 0.93% in 2Q21, consistent with strong asset quality and immaterial losses 0.53% 0.22% 0.18% 0.16% 0.21% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and acquired Loans; see non-GAAP reconciliation

18 Near-Term Outlook ▪ Growth in commercial and private banking earnings will continue to replace outsized income generated by mortgage operations in 2020 ▪ Consistent pipeline and healthy demand should continue to drive organic loan growth across most areas of the portfolio ▪ Success in new business development should drive continued growth in trust and investment management fees ▪ Mortgage activity will likely decline during seasonally slower fourth quarter ▪ Continued investment in new banking talent and market expansion should continue to create additional sources of organic growth ▪ Acquisition of Teton Financial Services expected to close late in 4Q21 or early in 1Q22; integration planning proceeding well and teams working collaboratively to leverage the collective strengths of each organization ▪ First Western well positioned to deliver another strong year of organic and acquisitive growth in 2022

Appendix 19

20 Capital and Liquidity Overview 10.66% 10.66% 14.37% 7.86% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Liquidity Funding Sources (as of 9/30/21) Liquidity Reserves: Total Available Cash $ 309,185 Unpledged Investment Securities 21,551 Borrowed Funds: Unsecured: Credit Lines 54,000 Secured: FHLB Available 504,712 FRB Available 552 Brokered Remaining Capacity 363,712 Total Liquidity Funding Sources $ 1,253,712 Loan to Deposit Ratio 89.9% $91,662 $104,411 $130,704 $150,883 $11.50 $13.15 $16.44 $18.85 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 4Q18 4Q19 4Q20 3Q21 TCE TBV/Share (in thousands) (1) See Non-GAAP reconciliation Consolidated Capital Ratios (as of 9/30/21) Tangible Common Equity / TBV per Share(1) (in thousands)

21 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of the Three Months Ended, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Sept. 30, 2021 Total shareholders' equity $116,875 $127,678 $154,962 $175,129 Less: Preferred stock (liquidation preference) ---- Goodwill and other intangibles, net 25,213 19,714 24,258 24,246 Intangibles held for sale(1) - 3,553 -- Tangible common equity 91,662 104,411 $130,704 150,883 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 8,002,874 Tangible common book value per share $11.50 $13.15 $16.44 $18.85 Net income available to common shareholders $6,417 Return on tangible common equity (annualized) 17.01% (1) Represents the intangible portion of assets held for sale Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Non-interest expense $16,632 $15,614 $15,629 $15,521 $16,469 Less: amortization 4 4 4 4 5 Less: provision on other real estate owned 100 76 --- Less: loss on assets held for sale ----- Plus: gain on sale of LA fixed income team - 62 --- Adjusted non-interest expense $16,528 $15,596 $15,625 $15,517 $16,464 Net interest income $12,918 $13,457 $13,053 $14,223 $14,846 Non-interest income 18,032 9,954 10,615 9,498 10,495 Less: Net gain on sale of securities ----- Less: Net gain on sale of assets ----- Total income $30,950 $23,411 $23,668 $23,721 $25,341 Efficiency ratio 53.4% 66.6% 66.0% 65.4% 65.0%

22 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Total income before non-interest expense $16,232 $17,973 $18,471 $19,782 $20,438 Plus: Provision for loan loss 1,496 695 - 12 406 Gross revenue $17,728 $18,668 $18,471 $19,794 $20,844 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Total income before non-interest expense $899 $423 $- $ $ Plus: Provision for loan loss ----- Gross revenue $899 $423 $- $ $ Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Total income before non-interest expense $12,323 $4,320 $5,197 $3,927 $4,497 Plus: Provision for loan loss ----- Gross revenue $12,323 $4,320 $5,197 $3,927 $4,497 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Total income before non-interest expense $29,454 $22,716 $23,668 $23,709 $24,935 Plus: Provision for loan loss 1,496 695 - 12 406 Gross revenue $30,950 $23,411 $23,668 $23,721 $25,341 Diluted Pre-Tax Earnings Per Share For The Three Months Ended (Dollars in thousands) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Non-Mortgage income before income tax $2,581 $5,386 $5,917 $6,983 $6,199 Mortgage income before income tax 10,241 1,716 2,122 1,205 2,267 Less: Income tax expense 3,192 2,228 2,040 1,911 2,049 Net income available to common shareholders $9,630 $4,874 $5,999 $6,277 $6,417 Diluted weighted average shares 7,963,736 8,015,780 8,098,680 8,213,900 8,246,353 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share $0.32 $0.67 $0.73 $0.85 $0.75 Consolidated Diluted Pre-Tax Earnings Per Share $1.61 $0.89 $0.99 $1.00 $1.03

23 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Net income available to common shareholders $9,630 $4,874 $5,999 $6,277 $6,417 Plus: acquisition related expense including tax impact --- 54 252 Plus: loss on intangibles held for sale including tax impact ----- Adjusted net income to common shareholders $9,630 $4,874 $5,999 $6,331 $6,669 Adjusted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Earnings per share $1.21 $0.61 $0.74 $0.76 $0.78 Plus: acquisition related expenses including tax impact --- 0.01 0.03 Plus: loss on intangibles held for sale including tax impact ----- Adjusted earnings per share $1.21 $0.61 $0.74 $0.77 $0.81 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) June 30, 2021 September 30, 2021 Gross loans 1,573,015 1,603,383 Less: Branch acquisition 116,052 117,465 Less: PPP loans 102,359 61,838 Loans excluding acquired and PPP 1,354,604 1,424,080 Allowance for loan losses 12,552 12,964 Allowance for loan losses to Bank originated loans excluding PPP 0.93% 0.91% Total Non-Interest Expense adjusted for Non-Operating items For the Three Months Ended, (Dollars in thousands) September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Total non-interest expense $16,632 $15,614 $15,629 $15,521 $16,469 Less: acquisition related expense --- 70 332 Less: loss on intangibles held for sale ----- Total Non-Interest Expense adjusted for Non-Operating items $16,632 $15,614 $15,629 $15,451 $16,137

Non-GAAP Reconciliation

Adjusted net interest margin	For the Three Months Ended December 31, 2020			For the Three Months Ended March 31, 2021			For the Three Months Ended June 30, 2021			For the Three Months Ended September 30, 2021		
(Dollars in thousands)	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate
Interest-bearing deposits in other financial institutions	194,179	100		213,577	91		292,615	92		266,614	105	
PPP adjustment	(20,871)	(5)		21,173	5		17,115	4		1,636	-	
Available-for-sale securities	37,512	186		31,936	196		26,474	169		29,130	180	
PPP adjustment	-	-		-	-		-	-		-	-	
Loans	1,522,947	14,656		1,554,990	14,212		1,573,553	15,287		1,592,800	15,861	
PPP adjustment	(174,046)	(1,209)		(171,263)	(945)		(176,396)	(1,583)		(81,476)	(1,081)	
Purchase Accretion adjustment	-	(333)		-	(344)		-	(260)		-	35	
Adjusted total Interest-earning assets	1,559,721	13,395		1,650,413	13,215		1,773,360	13,709		1,808,704	15,100	
Interest-bearing deposits		1,015			974			866			829	
PPP adjustment		-			-			-			-	
Federal Home Loan Bank Topeka and Federal Reserve borrowings		200			132			117			82	
PPP adjustment		(175)			(109)			(93)			(59)	
Subordinated notes		270			340			342			389	
Adjusted total interest-bearing liabilities		1,310			1,337			1,232			1,241	
Net interest income		12,085			11,878			12,477			13,859	
Adjusted net interest margin			3.10%			2.88%			2.88%			3.06%

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